UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 24, 2012

SONUS NETWORKS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34115	04-3387074
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

4 TECHNOLOGY PARK DRIVE, WESTFORD, MASSACHUSETTS 01886

(Address of Principal Executive Offices) (Zip Code)

(978) 614-8100

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 27, 2012, Sonus Networks, Inc. (“Sonus” or the “Company”) filed a Current Report on Form 8-K to report the completion on August 24, 2012 of the acquisition of Network Equipment Technologies, Inc. (“NET”), and at that time, indicated that the Company intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed.  By this amendment to such Form 8-K, Sonus is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired
(1)

The unaudited condensed consolidated financial statements of NET, including NET’s unaudited condensed consolidated balance sheets at June 29, 2012 and March 30, 2012, and condensed consolidated statements of operations and comprehensive loss and condensed consolidated statements of cash flows for the three months ended June 29, 2012 and June 24, 2011 are incorporated herein by reference from NET’s Quarterly Report on Form 10-Q for the quarter ended June 29, 2012.

(2)

The audited consolidated financial statements of NET, including NET’s consolidated balance sheets at March 30, 2012 and March 25, 2011, and consolidated statements of operations, consolidated statements of comprehensive loss, consolidated statements of cash flows and consolidated statements of stockholders’ equity for the years ended March 30, 2012, March 25, 2011 and March 26, 2010 are incorporated herein by reference from NET’s Annual Report on Form 10-K for the year ended March 30, 2012.

(b)	Pro Forma Financial Information
(1)

The unaudited pro forma condensed combined statements of operations of Sonus for the year ended December 31, 2011 and the nine months ended September 28, 2012 giving effect to the acquisition of NET are filed as Exhibit 99.4 to this Current Report on Form 8-K/A.

(d)	Exhibits

2.1

Agreement and Plan of Merger, dated as of June 18, 2012, by and among Sonus Networks, Inc., Navy Acquisition Subsidiary, Inc. and Network Equipment Technologies, Inc. (incorporated by reference to Exhibit 2.1 to Sonus’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19, 2012).

23.1 *	Consent of Independent Registered Public Accounting Firm.

99.1 +	Press Release dated August 27, 2012.

99.2

Unaudited condensed consolidated financial statements of Network Equipment Technologies, Inc. as of June 29, 2012 and March 30, 2012 and for the three months ended June 29, 2012 and June 24, 2011 (incorporated by reference to the Quarterly Report on Form 10-Q of Network Equipment Technologies, Inc. for the quarter ended June 29, 2012 filed with the SEC on August 10, 2012).

99.3

Audited consolidated financial statements of Network Equipment Technologies, Inc. as of March 30, 2012 and March 25, 2011 and for the years ended March 30, 2012, March 25, 2011 and March 26, 2010 (incorporated by reference to the Annual Report on Form 10-K of Network Equipment Technologies, Inc. for the year ended March 30, 2012 filed with the SEC on June 15, 2012).

99.4 *	Unaudited pro forma condensed combined financial statements.

*  Filed herewith

+  Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONUS NETWORKS, INC.

Date: November 8, 2012	By:	/s/ Maurice Castonguay
Maurice Castonguay
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1

Agreement and Plan of Merger, dated as of June 18, 2012, by and among Sonus Networks, Inc., Navy Acquisition Subsidiary, Inc. and Network Equipment Technologies, Inc. (incorporated by reference to Exhibit 2.1 to Sonus’ Current Report on Form 8-K filed with the Securities and Exchange Commission on June 19, 2012).

23.1 *	Consent of Independent Registered Public Accounting Firm.

99.1 +	Press Release dated August 27, 2012.

99.2

Unaudited condensed consolidated financial statements of Network Equipment Technologies, Inc. as of June 29, 2012 and March 30, 2012 and for the three months ended June 29, 2012 and June 24, 2011 (incorporated by reference to the Quarterly Report on Form 10-Q of Network Equipment Technologies, Inc. for the quarter ended June 29, 2012 filed with the SEC on August 10, 2012).

99.3

Audited consolidated financial statements of Network Equipment Technologies, Inc. as of March 30, 2012 and March 25, 2011 and for the years ended March 30, 2012, March 25, 2011 and March 26, 2010 (incorporated by reference to the Annual Report on Form 10-K of Network Equipment Technologies, Inc. for the year ended March 30, 2012 filed with the SEC on June 15, 2012).

99.4 *	Unaudited pro forma condensed combined financial statements.

*  Filed herewith

+  Previously filed